SUPPLEMENT dated November 2, 1998 to
                       PROSPECTUS dated July 14, 1998 for
                      INDIVIDUAL FLEXIBLE PREMIUM VARIABLE
                         AND FIXED LIFE INSURANCE POLICY
                   issued by Protective Life Insurance Company

PIC MONEY MARKET FUND REPLACEMENT

         Protective Life Insurance Company ("Protective Life") proposes to replace PIC Money Market Fund with Oppenheimer Money Fund as an investment option under the Contracts described in your July 14, 1998 prospectus. On or about October 28, 1998, Protective Life and several other applicants filed an application with the Securities and Exchange Commission seeking an order approving the substitution of shares of Oppenheimer Variable Account Funds' Money Fund for shares of Protective Investment Company's Money Market Fund currently held by the PIC Money Market subaccount of Protective Variable Life Separate Account. Protective Life will also obtain approvals of state insurance regulators in any state where such approval is required by state law. The substitution will not be made until all necessary approvals are obtained.

         Oppenheimer Money Fund seeks the maximum current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity. Owners and prospective purchasers should carefully read the prospectus for Oppenheimer Variable Account Funds, which accompanied your July 14, 1998 prospectus.

         Each Owner may make one transfer of all Contract Value invested in the PIC Money Market subaccount on the date of this supplement to another subaccount or a fixed account without that transfer counting as a "free" transfer permitted under a Contract. Also, Protective Life will not exercise any rights reserved under any Contract to impose additional restrictions on transfers from the PIC Money Market subaccount to another subaccount or a fixed account until at least thirty (30) days after the proposed substitution.

         If the proposed substitution is carried out, Protective Life will send each Contract owner affected by the substitution a written notice that the substitution was carried out and that he or she may, within thirty (30) days after the substitution, make one transfer of all Contract Value invested in the Oppenheimer Money Fund subaccount on the date of the notice to another subaccount or a fixed account without that transfer counting as a "free" transfer permitted under a Contract.

         Please keep this supplement with your July 14, 1998 prospectus for future reference.